UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):July 31, 2026

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41957	20-4080330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, Third Main Avenue, Shigao Town, Renshou County,

Meishan, Sichuan, China 620500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 28-37390666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WETH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2026, Wetouch Technology Inc. (the “Company”) entered into certain share purchase agreements (the “Share Purchase Agreements”) with Qixun Technology Limited and Qihong Technology Limited, the controlling shareholders of the Company (the “Purchasers”), pursuant to which the Company agreed to issue and sell an aggregate of 31,037,830 shares of its common stock, par value $0.001 per share, at a purchase price of $1.25 per share for gross proceeds of $38,797,287.50. The offering was priced at a premium to market under Nasdaq rules.

The closing of the private placement is expected to occur on or about August 4, 2026, subject to the satisfaction of customary closing conditions. The management of the Company has sole and absolute discretion concerning the use of the proceeds from the offering. The shares issued pursuant to the Share Purchase Agreements are subject to a one-year lock-up period. The Company intends to use the proceeds to obtain touch-screen complete systems through in-house development or acquisition from established manufacturers.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 hereof is hereby incorporated by reference into this Item 3.02.

The securities referenced therein were issued and sold in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D thereunder. Each purchaser represented that they are an “accredited investor” and were acquiring the securities for investment purposes.

The foregoing description of the Share Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreements. A copy of the form of such Share Purchase Agreement is attached hereto as Exhibits 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Share Purchase Agreement in respect of the shares of the Company’s common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: July 31, 2026	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)

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